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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To K-Tron International, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 1997 in K-Tron International, Inc.'s Form 10-K for the year ended December 28, 1996 and to all references to our firm included in this Registration Statement.


                                                     ARTHUR ANDERSEN LLP


Philadelphia, Pa.
  May 2, 1997